                                                  Rule 424(b)(2) and Rule 424(c)
                                                  Registration No. 333-48443


PRICING SUPPLEMENT NO. 3       Dated:  May 20, 1998
(To Prospectus dated March 25, 1998 and Prospectus Supplement dated April 13,
1998)


                                   $8,000,000

                                    TRW INC.
                           MEDIUM-TERM NOTES, SERIES D
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE


         PRINCIPAL AMOUNT:                        $8,000,000

         TYPE OF NOTE:                            FIXED RATE

         FORM OF NOTE:                            BOOK-ENTRY

         INTEREST RATE:                           6.31%

         PRICE TO PUBLIC:                         100% OF PRINCIPAL AMOUNT

         ORIGINAL ISSUE DATE:                     MAY 26, 1998

         STATED MATURITY DATE:                    MAY 27, 2008

         INTEREST PAYMENT DATES:                  APRIL 15, OCTOBER 15
                                                  (COMMENCING OCTOBER 15, 1998)

         REDEMPTION TERMS:                        CANNOT BE REDEEMED
             (AT OPTION OF THE COMPANY)           PRIOR TO STATED MATURITY

         REPAYMENT TERMS:                         CANNOT BE REPAID
             (AT OPTION OF THE HOLDER)            PRIOR TO STATED MATURITY

         SELLING AGENTS AND                       GOLDMAN, SACHS & CO.
         AGENTS' CAPACITY:                        AGENT

                                                  J.P. MORGAN SECURITIES INC.
                                                  AGENT

         AGENTS' COMMISSION:                      0.625%


                                                        PS-1